Income taxes	12 Months Ended
Mar. 31, 2022
Income Tax [Abstract]
Income taxes
15. Income taxes:
The following table presents components of
Income tax expense
reported in the consolidated statements of income for the years ended March 31, 2020, 2021 and 2022.

	Millions of yen
	Year ended March 31
	2020	2021	2022
Current:
Domestic	¥42,099	¥73,534	¥69,661
Foreign	10,706	17,853	7,323

Subtotal	52,805	91,387	76,984

Deferred:
Domestic	(23,512)	(19,567)	1,561
Foreign	(399)	(1,546)	1,545

Subtotal	(23,911)	(21,113)	3,106

Total	¥28,894	¥70,274	¥80,090

The income tax benefit recognized from operating losses for the years ended March 31, 2020, 2021 and 2022 was ¥1,195 million, ¥97 million and ¥6,007 million, respectively, which is included within deferred income tax expense above.

The
 Company and its wholly-owned domestic subsidiaries have adopted the consolidated tax filing system permitted under Japanese tax law. The consolidated tax filing system only imposes a national tax.
The effective statutory tax rate applicable to Nomura in Japan was approximately 31% as of March 31, 2020, 2021 and 2022, respectively.
On March 27, 2020, the “Act to partially revise the Income Tax Act and Others” (Act No.8 of 2020) was enacted, effective for fiscal years beginning on or after April 1, 2022. As a result of the Act, the existing Consolidated Taxation system in Japan will be replaced with the Group Tax Sharing system. The Company does not expect any significant impact on its net deferred tax liabilities on adoption of the Act.
Foreign
 subsidiaries are subject to income taxes of the countries in which they operate. The relationship between income tax expense and pretax accounting income (loss) is affected by a number of items, including various tax credits, certain revenues not subject to income taxes, certain expenses not deductible for income tax purposes, changes in deferred tax valuation allowance and different enacted tax rates applicable to foreign subsidiaries.
The following table presents a reconciliation of the effective income tax rate reflected in the consolidated statements of income to Nomura’s effective statutory tax rate for the years ended March 31, 2020, 2021 and 2022. The effective tax rate presented in the following table represents total income tax expense for the year as a percentage of
Income (loss) before income taxes
.

	Year ended March 31
	2020	2021	2022
Nomura’s effective statutory tax rate	31.0%	31.0%	31.0%
Impact of:
Changes in deferred tax valuation allowances (3)	(0.3)	8.7	18.0
Additional taxable income	0.6	0.7	1.0
Non-deductible expenses	2.9	7.1	5.1
Non-taxable income (1)	(23.5)	(4.5)	(2.9)
Dividends from foreign subsidiaries	0.1	0.0	0.0
Tax effect of undistributed earnings of foreign subsidiaries	0.2	0.0	0.1
Different tax rate applicable to income (loss) of foreign subsidiaries	(0.9)	(4.0)	0.0
Effect of changes in foreign tax laws (3)	(0.9)	1.1	(14.4)
Tax benefit recognized on the outside basis differences for investment in subsidiaries and affiliates (2)	(0.1)	(8.7)	0.0
Other	2.5	(0.9)	(2.6)

Effective tax rate	11.6%	30.5%	35.3%

(1)
Non-taxable
income
during the year ended March 31, 2020 includes approximately ¥53 billion of the tax effect from non-taxable
dividend income from affiliated Nomura companies, including deemed dividend (which decreased Nomura’s effective tax rate by 21.2%).

(2)
Tax benefit recognized on the outside basis differences for investment in subsidiaries and affiliates during the year ended March 31, 2021 of approximately ¥21 billion (which decreased Nomura’s effective tax rate by 9.1%) arises from the recognition of deferred tax assets from the decision and commitment of Nomura management to liquidate a certain wholly-owned subsidiary within Nomura in the foreseeable future. The valuation allowances of ¥3 billion have been recognized against these deferred tax assets, the impact of which are reported in
Changes in deferred tax valuation allowances
for the same period.

(3)
Finance Act 2021, enacted on June
 10,
2021, increases the headline U.K. corporation tax rate from
 19%
to 25% on

April
 1
,
2023. Deferred ta
x
assets and liabilities as of the balance sheet date are calculated by reference to the most appropriate enacted rates as of March
 31,
2022. As a result of the change in closing deferred tax rate, Nomura recognized a movement in
Effect of changes in foreign tax laws
of ¥36 billion (which decreased Nomura’s effective tax rate by 16.0%), which was offset by a movement in Changes in deferred tax valuation allowances of ¥36 billion (which increased Nomura’s effective tax rate by 16.0%) during the year ended March 31, 2022.

The
 following table presents the significant components of deferred tax assets and liabilities as of March 31, 2021 and 2022, before offsetting of amounts which relate to the same tax-paying
component within a particular tax jurisdiction.

	Millions of yen
	March 31
	2021	2022
Deferred tax assets
Depreciation, amortization and valuation of fixed assets	¥22,770	¥30,441
Investments in subsidiaries and affiliates	20,220	21,390
Valuation of financial instruments	73,905	102,021
Accrued pension and severance costs	19,947	20,492
Other accrued expenses and provisions	60,280	79,061
Operating losses	353,326	370,481
Lease liabilities	52,251	49,060
Other	15,011	15,425

Gross deferred tax assets	617,710	688,371
Less — Valuation allowances	(428,014)	(466,145)

Total deferred tax assets	189,696	222,226

Deferred tax liabilities
Investments in subsidiaries and affiliates	85,636	91,040
Valuation of financial instruments	40,807	85,301
Undistributed earnings of foreign subsidiaries	2,486	2,745
Valuation of fixed assets	23,521	23,962
Right-of-use assets	51,671	48,519
Other	5,546	7,044

Total deferred tax liabilities	209,667	258,611

Net deferred tax assets (liabilities)	¥(19,971)	¥(36,385)

After offsetting deferred tax assets and liabilities which relate to the same tax-paying
component within a particular tax jurisdiction, net deferred tax assets reported within
Other assets
—
Other
in the consolidated balance sheets were ¥30,433 million and ¥15,562 million as of March 31, 2021 and 2022, respectively and net deferred tax liabilities reported within
Other liabilities
in the consolidated balance sheets were ¥50,404 million and ¥51,947 million as of March 31, 2021 and 2022, respectively.
As of March 31, 2022, no deferred tax liabilities have been
recognized
for undistributed earnings of foreign subsidiaries totaling ¥
19,027
 million which are not expected to be remitted in the foreseeable future. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated.
The following table presents
changes
in total valuation allowances established against deferred tax assets for the years ended March 31, 2020, 2021 and 2022.

	Millions of yen
	Year ended March 31
	2020		2021		2022
Balance at beginning of year	¥444,916		¥388,411		¥428,014
Net change during the year	(56,505	) (1)	39,603	(2)	38,131	(3)

Balance at end of year	¥388,411		¥428,014		¥466,145

(1)
Primarily includes a reduction of ¥59,330 million of valuation allowances of certain foreign subsidiaries mainly by expiration of loss carryforwards, an increase of ¥11,462 million of valuation allowances mainly due to a decrease of valuation of financial instruments, and a reduction of ¥8,637 million related to Japanese subsidiaries and the Company mainly by utilization of loss carryforwards. In total, ¥56,505 million of allowances decreased for the year ended March 31, 2020.

(2)
Primarily includes an increase of ¥48,883 million of valuation allowances of certain foreign subsidiaries mainly due to an increase in valuation allowances related to operating loss carryforwards, a reduction of ¥5,871 million of valuation allowances mainly due to an increase in valuation of financial instruments, and a reduction of ¥3,409 million of valuation allowances related to Japanese subsidiaries and the Company mainly due to an increase of valuation of financial instruments and a decrease of accrued pension and severance costs. In total, ¥39,603 million of allowances increased for the year ended March 31, 2021.

(3)
Primarily includes an increase of ¥51,706
 million of valuation allowances of certain foreign subsidiaries mainly due to an increase in operatin
g
loss carryforwards, and a reduction of
¥13,575
million of valuation allowances related to Japanese subsidiaries and the Company mainly due to a decrease of operating loss carryforwards. In total,
¥38,131
million of allowances increased for the year ended March 31, 2022.

As of March 31, 2022, total operating loss carryforwards were ¥2,039,600 million, which included ¥545,946 million relating to the Company and domestic subsidiaries, ¥624,763 million relating to foreign subsidiaries in U.K.,
¥568,273
million relating to foreign subsidiaries in U.S.,
 ¥272,066 million relating to foreign subsidiaries in Hong Kong, and ¥28,552 million relating to foreign subsidiaries in other tax jurisdictions. Of this total amount, ¥1,101,276 million can be carried forward indefinitely, ¥838,753 million expires by March 31, 2031 and ¥99,571 million expires in later fiscal years. These numbers are presented before offset with any uncertain tax position discussed later.
In determining the amount of valuation allowances to be established as of March 31, 2022, Nomura considered all available positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize the deferred tax assets in the relevant tax jurisdiction of the Company, its domestic subsidiaries and foreign subsidiaries. In Japan and other tax jurisdictions where domestic and foreign subsidiaries have experienced cumulative operating losses in recent years, these losses provided the most verifiable negative evidence available and outweigh positive evidence.
While Nomura has considered certain future tax planning strategies as a potential source of future taxable income, no such strategies have been relied upon as positive evidence resulting in a reduction of valuation allowances in any major tax jurisdiction in which Nomura operates as of March 31, 2020, 2021 and 2022. In addition, valuation allowances have not been reduced in any of these periods as a result of changing the weighting applied to positive or negative evidence in any of the major tax jurisdictions in which Nomura operates.
The determination of whether deferred tax assets will be realized, and therefore whether a valuation allowance is required, is inherently subjective and often requires management judgment around the future profitability of Nomura entities, an interpretation of tax rules by courts and regulatory authorities and tax examinations by taxing authorities, and the appropriate weighting of positive and negative evidence around the likelihood that sufficient future taxable income will be generated to realize deferred tax assets in the relevant tax jurisdiction. Although estimating future taxable income was increasingly subjective due to uncertainty in future profitability of Nomura as a result of the
COVID-19
pandemic, it did not result in a significant impact on the determination of realization of deferred tax assets.
Nomura’s unrecognized tax benefits were ¥4,367 million and ¥35,774 million as of March 31, 2021 and 2022 respectively. Out of the balance as of March 31, 2022,
¥6,273 million, if recognized, would favorably impact the effective tax rate in the future periods. The remaining balance would not favorably impact the effective tax rate as it is expected to increase operating loss carryforwards and corresponding valuation allowance. The total amount of unrecognized tax benefits was not significant as of March 31, 2020. The movement of the gross amounts in unrecognized tax benefits during the year ended March 31, 2022 was an increase of ¥31,406 million of which ¥29,501 million is presented as a reduction to the deferred tax asset for a utilization of net operating loss carryforward. There were no significant movements of the gross amounts in unrecognized tax benefits for the years ended March 31, 2020 and 2021. There were also no significant movements of the amount of interest and penalties recognized due to unrecognized tax benefits during the years ended March 31, 2020, 2021 and 2022. Nomura is under regular examination by the Japanese National Tax Agency and other taxing authorities in the major jurisdictions in which Nomura operates. Nomura regularly assesses the likelihood of additional assessments in each tax jurisdiction and the impact on the consolidated financial statements. It is reasonably possible that there may be an increase or decrease in unrecognized tax benefits within 12 months of March 31, 2022 depending on the outcome of the examinations. Quantification of an estimated range cannot be made at this time due to the uncertainty of the potential outcomes. However, Nomura does not expect that any change in the gross balance of unrecognized tax benefits would have a material effect on its financial condition.
Nomura operates in multiple tax jurisdictions, and faces audits from various taxing authorities regarding many issues including, but not limited to, transfer pricing, the deductibility of certain expenses, foreign tax credits and other matters.
The table below presents information regarding the earliest year in which Nomura remains subject to examination in the major jurisdictions in which Nomura operates as of March 31, 2022. Under Hong Kong Special Administrative Region tax law, the statute of limitation does not apply if an entity incurs taxable losses and is therefore not included in the table.

Jurisdiction	Year
Japan	2017	(1)
United Kingdom	2016
United States	2019

(1) The earliest year in which Nomura remains subject to examination for transfer pricing issues is 2016.